UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 23, 2006


                               Rogers Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Massachusetts                    1-4347                  06-0513860
        -------------           ------------------------    --------------------
(State or other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

    One Technology Drive
    P.O. Box 188
    Rogers, Connecticut                                            06263-0188
   ---------------------------------------------------------------------------
    (Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code (860) 774-9605

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 8.01 - Other Events:
---------   ------------

On August 23, 2006, Rogers Corporation's ("Rogers" or the "Registrant") Board of Directors designated, effective August 24, 2006, a number of members of Rogers' senior management team as "executive officers" as defined by Rule 3b-7 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, accordingly, as "officers" as defined by Rule 16a-1(f) as promulgated under the Exchange Act). The individuals who have been designated as executive officers did not receive a promotion, nor did their compensation, responsibilities or authority change as a result of this designation. Instead, Rogers conducted an analysis of the role and responsibilities of Rogers' senior management (other than the corporate officers who are already reported as executive officers of Rogers) and, if applicable, the business unit, division or function of which each such person is in charge. The Rogers' Board of Directors, based upon the recommendation of its Nominating and Governance Committee and Rogers' President and Chief Executive Officer, then determined that each of the individuals listed below should be designated as an executive officer on a going-forward basis:

          Name                      Title
          ----                      -----

    Michael D. Bessette  Vice President Durel Division

    Michael L. Cooper    Vice President Asia

    Frank J. Gillern     Vice President Advanced Circuit Materials Division

    Debra J. Granger     Director, Corporate Compliance and Controls

    Peter G. Kaczmarek   Vice President High Performance Foams Division

    Mario C. Kerr        Vice President Sales and Marketing

    Ty L. McFarland      Vice President Supply Chain Management

    W. David Smith       Vice President Manufacturing and Information Technology

    Luc Van Eenaeme      Vice President Rogers Europe

Each of these individuals has filed, or will file within the required time period, a report on Form 3 under Section 16 of the Exchange Act to report his or her beneficial ownership of Rogers securities as of the date that such designation became effective.

Each of these individuals had entered into in 2004 an Indemnification Agreement for Executives which provides that, among other things, Rogers will indemnify the individual against certain liabilities that may arise by reason of his or her status or service as a Rogers executive, and that Rogers will advance to him or her the expenses incurred as a result of a proceeding as to which he or she may be indemnified. The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement for Executives, a copy of which has been previously filed as Exhibit 99.2 to Rogers' Current Report on Form 8-K, filed on December 14, 2004, and is incorporated herein by reference.

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ITEM 9.01 Financial Statements and Exhibits
--------- ---------------------------------

     Exhibits.

     Exhibit No.         Description
     -----------

           99.1* Form of Indemnification Agreement for Executives, previously filed as Exhibit 99.2 to Rogers' Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.


*    Management Contract.


     SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ROGERS CORPORATION


                                            By:    /s/ Robert M. Soffer
                                                   -----------------------------
                                            Name:  Robert M. Soffer
                                            Title: Vice President, Treasurer and
                                                   Secretary


Date: August 30, 2006


                                  EXHIBIT INDEX


     Exhibit No.         Description
     -----------

           99.1* Form of Indemnification Agreement for Executives, previously filed as Exhibit 99.2 to Rogers' Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.


*    Management Contract.

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